         ---------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                INDIA INVESTMENT
                                   FUND, INC.
         ---------------------------------------------------------------






                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER







                           MORGAN STANLEY DEAN WITTER
                           INDIA INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

John S.Y. Chu
DIRECTOR

Gerard E. Jones
DIRECTOR

Gerard Lahausse de la Louviere
DIRECTOR

John A. Levin
DIRECTOR

Fergus Reid
DIRECTOR

Samuel T. Reeves
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 1999, the Morgan Stanley Dean Witter India Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 39.72% compared to 28.99% for the U.S. dollar adjusted Bombay Stock Exchange (BSE) National Index (the "Index"). For the period since the Fund's inception on February 25, 1994 through June 30, 1999, the Fund's total return, based on net asset value per share, was -7.56% compared to -36.01% for the Index. On June 30, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $9 11/16 representing a 24.5% discount to the Fund's net asset value per share.

The Indian stock market's been off to the races lately, registering impressive gains in an investing environment that many observers would otherwise characterize as rather unfriendly. The market has shown tremendous resilience in a period where the headline-grabbing events were the fall of a government at the centre and heightened tensions on the border with Pakistan. Through it all, the market has powered ahead, on the back of a surge in foreign capital flows and economic and corporate data flow suggestive of a turnaround in the economy.

In fact, the fourth quarter of last year may have marked a very important turning point. The fourth quarter of 1998 was a particularly difficult time for the political economy. Economic activity decelerated sharply and the political situation was seen as being far from certain. However, as it seems with the help of hindsight, the fourth quarter may have marked an important inflection point for the political economy and set the base for better things to come. Sentiment has since been changing for the better, with the turn of the year bringing in some cheer. Economic data through the year has been coming in better than expected leading to a feeling among business houses that the worst is behind us. In what has become typical over the past few years, the Indian stock market managed to again stage a strong rally in the first quarter of the year. Right through the bear market, now in its fifth year, the stock market has on average registered its strongest performance in the first quarter of the year.

There was no apparent trigger for the sharp upward movement in the first quarter but the rise in general was attributed to a) a significant fall in the rate of inflation, a major issue with the electorate, which in turn facilitated the central bank to be more accommodative on the monetary side b) a feeling that the economic cycle could well be turning around and c) probably most importantly, a renewed attempt on the part of the policymakers to push ahead with key economic reforms. Also, sentiment had gotten very bearish late last year and in such circumstances it takes only marginal net buying to liven price action.

The fluid political situation did have a negative effect on the market in April but the strength of the underlying economy overwhelmed any such negative factor. India has also benefited considerably from the general revival of interest in emerging markets as an asset class this year. In fact, emerging markets were the best performing asset class in the first half of the calendar year, rising by around 40% in dollar terms, compared to an average 6% increase in global equities. One of the other main features of the global investing profile has been a strong sectorial shift in favor of long-shunned cyclical stocks and the reduced emphasis on the so-called growth stocks. Economic growth sensitive commodity stocks have rallied significantly across the world in the wake of both a turnaround in underlying commodity prices and expectations of a disproportionate improvement in profitability.

These trends have been reflected in the Indian equity market with sharp price movements in the well-known cyclical plays. The Indian market has been fairly quick to capture global trends and our portfolio has a cyclical flavor to it. A key reason that our Fund has consistently outperformed the benchmarks over long time periods is that it has never relied too heavily on a particular sector to generate the outperformance, making it less vulnerable to paradigm shifts in the investing universe. Accordingly, the Fund is well positioned to absorb a widening of market breadth, as is currently the trend.

Looking ahead, while we do understand that considerable risks remain out there, which could affect the equity universe, we remain constructive on the outlook for the market based on the emerging economic trends. The economy does seem to be gathering momentum, with the marked increase in industrial production numbers, most relevant for corporate India, providing the maximum reason for encouragement. The winds of global disinflation are also exerting a positive influence, which could allow the monetary environment to remain conducive. We hope these trends continue and play a dominant role in setting price action.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

July 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter India Investment Fund, Inc.
Investment Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------





HISTORICAL                                                        TOTAL RETURN (%)
INFORMATION                  --------------------------------------------------------------------------------------
                                  MARKET VALUE (1)              NET ASSET VALUE (2)                INDEX (3)
                             -------------------------      -------------------------      ----------------------
                                              AVERAGE                         AVERAGE                     AVERAGE
                             CUMULATIVE       ANNUAL        CUMULATIVE        ANNUAL       CUMULATIVE     ANNUAL
                             ----------       -------       ----------        -------      ----------     -------
      FISCAL YEAR TO DATE      43.52%             --          39.72%              --          28.99%          --
      ONE YEAR                 50.49%          50.49%         52.13%           52.13%         22.59%       22.59%
      FIVE YEAR               -27.82%          -6.31%        -11.75%           -2.47%        -33.22%       -7.76%
      SINCE INCEPTION*        -30.25%          -6.52%         -7.56%           -1.46%        -36.01%       -8.02%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                     YEAR ENDED DECEMBER 31,                          SIX MONTHS
                                                                                                         ENDED
                                                                                                       JUNE 30,
                                 1994*          1995           1996         1997          1998           1999
                                ------         ------         ------       ------        ------      ------------
Net Asset Value Per Share .... $13.99         $8.91          $8.81        $8.83         $9.19          $12.84
Market Value Per Share ....... $11.25         $9.13          $9.50        $8.38         $6.75           $9.69
Premium/(Discount) ........... - 19.6%          2.5%           7.8%        -5.1%        -26.6%          -24.5%
Capital Gains Distributions ..  $0.17           --             --           --            --              --
Fund Total Return (2) ........   0.72%       -36.31%         -1.12%        0.23%         4.08%          39.72%
Index Total Return (3) .......  -7.88        -31.53          -6.49         6.43        -20.98           28.99


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Bombay Stock Exchange (BSE) National Index is a market capitalization weighted index including the equity shares of 100 companies from the "Specified" and the "Non-specified" list of the 5 major stock exchanges, namely, Bombay, Calcutta, Delhi, Ahmedabad and Madras.
*    The Fund commenced operations on February 25, 1994.

Morgan Stanley Dean Witter India Investment Fund, Inc.
Portfolio Summary as of June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities                  (97.9%)
Short-Term Investments              (2.1%)

--------------------------------------------------------------------------------
SECTORS

[PIE CHART]

Automobiles                        (22.8%)
Banking                             (4.3%)
Beverages & Tobacco                 (8.0%)
Broadcasting & Publishing           (6.9%)
Chemicals                           (6.3%)
Electronic Components -- Misc.     (12.2%)
Energy Equipment & Services         (9.0%)
Financial Services                  (3.0%)
Health & Personal Care             (12.5%)
Transportation -- Road & Rail       (2.2%)
Other                              (12.8%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS



                                               PERCENT OF
                                               NET ASSETS
1.  Infosys Technology Ltd.                       10.5%
2.  Bharat Heavy Electricals Ltd.                  8.7
3.  Hero Honda Ltd.                                8.5
4.  Zee Telefilms Ltd.                             6.4
5.  Tata Engineering & Locomotive Ltd.             5.1
6.  ITC Ltd.                                       4.4
7.  Punjab Tractors Ltd.                           4.0
8.  State Bank of India Ltd.                       3.7
9.  Tata Tea Ltd.                                  3.5
10. Agrevo India Ltd.                              3.2
                                                  ----
                                                  58.0%
                                                  ----
                                                  ----

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS (UNAUDITED)
--------
JUNE 30, 1999

                                                        SHARES           VALUE
                                                                         (000)
------------------------------------------------------------------------------
  COMMON STOCKS (98.2%)
  (Unless otherwise noted)
------------------------------------------------------------------------------
  APPLIANCES & HOUSEHOLD DURABLES (1.5%)
     Phillips India Ltd.                               799,550   U.S.$   2,763
     Supreme Industries Ltd.                           832,900           3,438
                                                                 -------------
                                                                         6,201
------------------------------------------------------------------------------
  AUTOMOBILES (22.8%)
  (a)Apollo Tyres Ltd.                                   2,325               3
     Castrol (India) Ltd.                                2,300              22
     Elgi Tyres & Tread Ltd.                           410,100           2,882
     Hero Honda Ltd.                                 1,430,176          35,585
     Motherson Sumi Systems Ltd.                         2,350               4
     Motor Industries Co., Ltd.                         39,942           3,671
     MRF Ltd.                                          109,280           4,817
(a,b)Patheja Bros Forgings & Stamp Ltd.                450,000              -- @
     Punjab Tractors Ltd.                              550,670          16,810
(a,b)Rane Brakes & Lining Ltd.                           7,200              17
     Rane Madras Ltd.                                  213,100             344
     S.K.F. Bearings Ltd.                               55,256           1,614
     Sundaram Fasteners Ltd.                           394,550           4,181
     Tata Engineering & Locomotive Ltd.              4,488,773          21,231
     TVS Suzuki Ltd.                                   390,322           4,472
                                                                 -------------
                                                                        95,653
                                                                 -------------
------------------------------------------------------------------------------
  BANKING (4.3%)
     HDFC Bank Ltd.                                  1,558,700           2,683
  (a)State Bank of India Ltd.                        2,838,507          15,489
                                                                   -----------
                                                                        18,172
                                                                   -----------
------------------------------------------------------------------------------
  BEVERAGES & TOBACCO (8.0%)
  ITC Ltd.                                             740,057          18,678
  (a)Tata Tea Ltd.                                   1,690,000          14,796
                                                                 -------------
                                                                        33,474
                                                                 -------------
------------------------------------------------------------------------------
  BROADCASTING & PUBLISHING (6.9%)
(a,b)New Delhi Television Ltd.                         333,300           1,036
     Tata Donnelley Ltd.                               293,250           1,369
  (a)Zee Telefilms Ltd.                                797,700           26,740
                                                                 -------------
                                                                        29,145
                                                                 -------------
------------------------------------------------------------------------------
  BUILDING MATERIALS & COMPONENTS (0.6%)
     Associated Cement Co., Ltd.                             9              -- @
     Carrier Aircon Ltd.                                96,400             489
  (a)ITW Signode India Ltd.                          1,077,500           1,953
                                                                 -------------
                                                                         2,442
                                                                 -------------
------------------------------------------------------------------------------
  CHEMICALS (6.3%)
     Agrevo India Ltd.                                 737,260          13,588
     Colour-Chem Ltd.                                   64,602           3,760
     ICI India Ltd.                                    402,078           1,849
     Monsanto Chemicals of India                        99,800   U.S.$   2,886
     Ranbaxy Laboratories Ltd.                         273,000           4,113
     Reliance Industries Ltd.                              700               3
     Sudarshan Chemicals Ltd.                          234,552             248
                                                                 -------------
                                                                        26,447
                                                                 -------------
------------------------------------------------------------------------------
  DATA PROCESSING & REPRODUCTION (0.4%)
     NIIT Ltd.                                             150               7
     Tata Infotech Ltd.                                 77,050           1,889
                                                                 -------------
                                                                         1,896
                                                                 -------------
------------------------------------------------------------------------------
  ELECTRONIC COMPONENTS -- MISC (12.2%)
  (a)Fujitsu ICIM Ltd.                                 584,865           3,719
     Infosys Technology Ltd.                           525,890          43,936
     Modi Xerox Ltd.                                 1,077,400           3,720
                                                                 -------------
                                                                        51,375
                                                                 -------------
------------------------------------------------------------------------------
  ENERGY EQUIPMENT & SERVICES (9.0%)
     Bharat Heavy Electricals Ltd.                   6,414,311          36,354
     Jyoti Structures Ltd.                             167,750             199
     Shriram Honda Power Equipment Ltd.                318,330           1,320
                                                                 -------------
                                                                        37,873
                                                                 -------------
------------------------------------------------------------------------------
  ENERGY SOURCES (0.0%)
(a,b)Renewable Energy Ltd.                              47,800               1
                                                                 -------------
------------------------------------------------------------------------------
  FINANCIAL SERVICES (3.0%)
     Housing Development Finance Corp., Ltd.           236,127          12,088
     Sundaram Finance Ltd.                             119,800             353
     UTI Mastergain                                     46,500              12
     UTI-MasterShares Ltd.                               5,500               2
                                                                 -------------
                                                                        12,455
                                                                 -------------
------------------------------------------------------------------------------
  FOOD & HOUSEHOLD PRODUCTS (0.2%)
     Smithkline Beecham Consumer Health Care Ltd.       49,420             666
                                                                 -------------
------------------------------------------------------------------------------
  HEALTH & PERSONAL CARE (12.5%)
  (a)Bausch & Lomb India Ltd.                          654,410           1,916
     Cipla Ltd.                                        222,445           7,336
     Dabur India Ltd.                                  219,652           2,976
     Dr. Reddy's Laboratories Ltd.                     236,451           4,538
     E. Merck (India) Ltd.                             351,125           4,848
     Glaxo India Ltd.                                  125,000           2,097
     Hoechst Marion Roussel India Ltd.                 475,450           6,025
     Marico Industries Ltd.                            283,200           4,208
     Novartis India Ltd.                               541,600          11,118
     Pfizer Ltd.                                           100               2
     Smithkline Beecham Pharmaceuticals (India) Ltd.   342,390           3,118
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       6

                                                        SHARES           VALUE
                                                                         (000)
------------------------------------------------------------------------------
  HEALTH & PERSONAL CARE  (CONTINUED)
     Sun Pharmaceutical
      Industries Ltd.                                  400,700   U.S.$   4,219
                                                                 -------------
                                                                        52,401
                                                                 -------------
------------------------------------------------------------------------------
  INDUSTRIAL COMPONENTS (0.2%)
     Chicago Pneumatic India Ltd.                      324,940             531
(a,b)Rane Madras Ltd.                                  195,700             402
                                                                 -------------
                                                                           933
                                                                 -------------
------------------------------------------------------------------------------
  LEISURE & TOURISM (0.9%)
     EIH Ltd.                                          260,400           1,260
     Indian Hotels Co., Ltd.                           323,522           2,594
                                                                 -------------
                                                                         3,854
                                                                 -------------
------------------------------------------------------------------------------
  MACHINERY & ENGINEERING (2.0%)
     Cummins India Ltd.                                398,440           3,845
     Esab India Ltd.                                   564,850           1,195
     Lakshmi Machine Works Ltd.                         19,268             577
  (a)Lakshmi Synthetic Machinery Ltd.                  137,700              33
     Revathi-CP Equipment Ltd.                         298,600           2,745
                                                                 -------------
                                                                         8,395
                                                                 -------------
------------------------------------------------------------------------------
  METALS -- STEEL (0.6%)
     Tata Iron & Steel Co., Ltd.                       750,000           2,419
                                                                 -------------
------------------------------------------------------------------------------
  MISCELLANEOUS MATERIALS & COMMODITIES (1.1%)
     Essel Packaging Ltd.                              368,075           2,366
     Titan Industries Ltd.                           1,032,375           2,085
                                                                 -------------
                                                                         4,451
                                                                 -------------
------------------------------------------------------------------------------
  MULTI-INDUSTRY (1.6%)
(a,b)Delta International                               570,000
     Larsen & Toubro Ltd.                              924,000           6,099
  (b)Rajapalayam Mills                                  17,100             543
                                                                 -------------
                                                                         6,642
                                                                 -------------
------------------------------------------------------------------------------
  TELECOMMUNICATIONS (0.4%)
     Mahanagar Telephone Nigam Ltd.                    423,386           1,814
                                                                 -------------
  TEXTILES & APPAREL (1.5%)
     Bata India Ltd.                                 1,018,561           5,044
     Coates of India Ltd.                              178,150             324
  (a)J.K. Synthetics Ltd.                                  622             --  @
     Madura Coats Ltd.                                 379,550             417
     Mahavir Spinning Mills Ltd.                        10,000              10
     Vardhaman Spinning & General Mills Ltd.           332,450             433
                                                                 -------------
                                                                         6,228
                                                                 -------------
------------------------------------------------------------------------------
  TRANSPORTATION -- ROAD & RAIL (2.2%)
     Container Corp. of India Ltd.                   2,216,500   U.S.$   9,294
------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
    (Cost U.S.$312,285)                                                412,231
------------------------------------------------------------------------------

                                                        NO. OF
                                                        RIGHTS
------------------------------------------------------------------------------
  RIGHTS  (0.0%)
------------------------------------------------------------------------------
  BUILDING MATERIALS & COMPONENTS (0.0%)
(a,b)Associated Cement Co., Ltd.
      expiring 8/4/99
    (Cost U.S.$--)                                          10              -- @
                                                                 -------------
------------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT
                                                         (000)
------------------------------------------------------------------------------
  FIXED INCOME SECURITIES (0.0%)
------------------------------------------------------------------------------
  BUILDING MATERIALS & COMPONENTS (0.0%)
  (b)Garware Plastics & Polyester Ltd.
       16.00%, 5/1/05
     (Cost U.S.$397)                     U.S.$             277             197
                                                                 -------------
------------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS (0.5%)
------------------------------------------------------------------------------
  REPURCHASE AGREEMENT (0.5%)
     Chase Securities, Inc., 4.55%,
      dated 6/30/99, due 7/1/99,
      to be repurchased at
      U.S.$2,185, collateralized by
      U.S.$2,030, United States
      Treasury Bonds, 7.25%, due
      5/15/16, valued at
      U.S.$2,256
    (Cost U.S.$2,185)                                    2,185           2,185
                                                                 -------------
------------------------------------------------------------------------------
  FOREIGN CURRENCY ON DEPOSIT WITH
     CUSTODIAN (1.6%)
     Indian Rupee
     (Cost U.S.$6,449)                    INR          278,327           6,413
                                                                 -------------
------------------------------------------------------------------------------
  TOTAL INVESTMENTS (100.3%)
    (Cost U.S.$321,316)                                                421,026
                                                                 -------------
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                       7

                                                        AMOUNT          AMOUNT
                                                         (000)           (000)
------------------------------------------------------------------------------
  OTHER ASSETS (1.6%)
     Receivable for Investments Sold         U.S.$       4,858
     Dividends Receivable                                1,497
     Foreign Withholding Tax Reclaim Receivable            481
     Interest Receivable                                     7
     Other Assets                                           50   U.S.$   6,893
                                                  ------------   -------------
------------------------------------------------------------------------------
  LIABILITIES (-1.9%)
     Payable For:
      Investments Purchased                             (5,819)
      Custodian Fees                                      (809)
      Deferred Country Taxes                              (481)
      Investment Advisory Fees                            (370)
      Fund Shares Redeemed                                (200)
      Professional Fees                                    (71)
      Shareholder Reporting Expenses                       (58)
      Directors' Fees and Expenses                         (57)
      Administrative Fees                                  (40)
      Bank Overdraft                                        (2)
     Other Liabilities                                     (62)         (7,969)
                                                  ------------   -------------
------------------------------------------------------------------------------
  NET ASSETS (100%)
     Applicable to 32,693,792, issued and
      outstanding U.S.$0.01 par value shares
      (100,000,000 shares authorized)                            U.S.$ 419,950
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE                                      U.S.$   12.84
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------
  AT JUNE 30, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------
     Common Stock                                                U.S.$     327
     Capital Surplus                                                   464,830
     Accumulated Net Investment Loss                                   (1,637)
     Accumulated Net Realized Loss                                   (143,122)
     Unrealized Appreciation on Investments and
      Foreign Currency Translations                                     99,552
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 U.S.$ 419,950
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------

(a) -- Non-income producing
(b) -- Security valued at fair value - see note A-1 to financial statements.
 @  -- Value is less than U.S.$500.
       June 30, 1999 exchange rate -- Indian Rupee (INR) 43.405 = U.S. $1.00.


    The accompanying notes are an integral part of the financial statements.

                                                                                         SIX MONTHS
                                                                                            ENDED
                                                                                        JUNE 30, 1999
                                                                                         (UNAUDITED)
STATEMENT OF OPERATIONS                                                                     (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ......................................................................     U.S.$  1,648
   Interest  ......................................................................              126
   Less: Foreign Taxes Withheld ...................................................               (7)
--------------------------------------------------------------------------------------------------------
     Total Income .................................................................            1,767
--------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees .......................................................            2,140
   Custodian Fees .................................................................              803
   Administrative Fees ............................................................              213
   Professional Fees ..............................................................               81
   Directors' Fees and Expenses ...................................................               46
   Shareholder Reporting Expenses .................................................               33
   Sub-Administrative Fees ........................................................               15
   Transfer Agent Fees ............................................................                9
   Other Expenses .................................................................               36
--------------------------------------------------------------------------------------------------------
     Total Expenses ...............................................................            3,376
--------------------------------------------------------------------------------------------------------
      Net Investment Income .......................................................           (1,609)
--------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold .....................................................           34,816
   Foreign Currency Transactions ..................................................             (167)
--------------------------------------------------------------------------------------------------------
     Net Realized Loss ............................................................           34,649
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments ....................................................           85,172
   Depreciation on Foreign Currency Translations ..................................              (27)
--------------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation ...............................           85,145
--------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized
 Appreciation/Depreciation ........................................................          119,794
--------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................     U.S.$118,185
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

                                                                       SIX MONTHS
                                                                          ENDED
                                                                      JUNE 30, 1999        YEAR ENDED
                                                                       (UNAUDITED)     DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                        (000)               (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net Investment Loss ............................................... U.S.$ (1,609)        U.S.$ (1,381)
 Net Realized Gain (Loss) ..........................................       34,649              (72,863)
 Change in Unrealized Appreciation/Depreciation ....................       85,145               83,192
--------------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations ..............      118,185                8,948
--------------------------------------------------------------------------------------------------------
Capital Share Transactions:
 Repurchase of Shares (1,543,000 an 1,470,300 shares,
  respectively) ....................................................      (12,936)              (9,693)
--------------------------------------------------------------------------------------------------------
 Total Increase (Decrease) .........................................      105,249                 (745)
Net Assets:
 Beginning of Period ...............................................      314,701              315,446
--------------------------------------------------------------------------------------------------------
 End of Period (including accumulated net investment
  loss of U.S. $(1,637) and U.S.$(28), respectively)................ U.S.$419,950         U.S.$314,701
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                      ENDED
                                                     JUNE 30,              YEAR ENDED DECEMBER 31,
SELECTED PER SHARE DATA                               1999     ------------------------------------------
AND RATIOS:                                        (UNAUDITED)              1998              1997
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .......       U.S.$  9.19       U.S.$  8.83       U.S.$  8.81
---------------------------------------------------------------------------------------------------------
Offering Costs .............................                --                --                --
---------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ...............             (0.05)            (0.04)            (0.07)
Net Realized and Unrealized Gain
 (Loss) on Investments .....................              3.56              0.31              0.09
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations ........              3.51              0.27              0.02
---------------------------------------------------------------------------------------------------------
Distributions:
 Net Realized Gain  ........................                --                --                --
 In Excess of Net Realized Gain  ...........                --                --                --
---------------------------------------------------------------------------------------------------------
   Total Distributions .....................                --                --                --
---------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
 Repurchased ...............................              0.14              0.09                --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .............       U.S.$ 12.84       U.S.$  9.19       U.S.$  8.83
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ......       U.S.$  9.69       U.S.$  6.75       U.S.$  8.38
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
 Market Value ..............................             43.52%           (19.40)%          (11.84)%
 Net Asset Value (1) .......................             39.72%             4.08%             0.23%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ......      U.S.$419,950      U.S.$314,701      U.S.$315,446
---------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ....              1.78%**           1.97%             2.06%
Ratio of Net Investment Income
  to Average Net Assets ....................             (0.84)%**         (0.44)%           (0.70)%
Portfolio Turnover Rate ....................                20%               24%               25%
---------------------------------------------------------------------------------------------------------

                                                                                       PERIOD FROM
                                                                                       FEBRUARY 25,
                                                                                         1994* TO
SELECTED PER SHARE DATA                    ----------------------------------------    DECEMBER 31,
AND RATIOS:                                            1996              1995              1994
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ......     U.S.$  8.91       U.S.$ 13.99        U.S.$14.10
-----------------------------------------------------------------------------------------------------
Offering Costs ............................              --                --             (0.03)
-----------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ..............           (0.08)            (0.16)             0.04
Net Realized and Unrealized Gain
 (Loss) on Investments ....................           (0.02)            (4.92)             0.05
-----------------------------------------------------------------------------------------------------
   Total from Investment Operations .......           (0.10)            (5.08)             0.09
-----------------------------------------------------------------------------------------------------
Distributions:
 Net Realized Gain  .......................              --                --             (0.09)
 In Excess of Net Realized Gain  ..........              --                --             (0.08)
-----------------------------------------------------------------------------------------------------
   Total Distributions ....................              --                --             (0.17)
-----------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
 Repurchased ..............................              --                --                --
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ............     U.S.$  8.81       U.S.$  8.91       U.S.$ 13.99
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD .....     U.S.$  9.50       U.S.$  9.13       U.S.$ 11.25
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
 Market Value .............................            4.11%           (18.89)%          (19.01)%
 Net Asset Value (1) ......................           (1.12)%          (36.31)%            0.72%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .....    U.S.$314,423      U.S.$318,045      U.S.$499,481
-----------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ...            2.10%             3.16%             1.61%
Ratio of Net Investment Income
  to Average Net Assets ...................           (0.85)%           (1.48)%            0.33%
Portfolio Turnover Rate ...................              28%               28%               19%
-----------------------------------------------------------------------------------------------------


*    Commencement of operations.
**   Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999
-----------

     The Morgan Stanley Dean Witter India Investment Fund, Inc. (formerly Morgan Stanley India Investment Fund, Inc.) (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. Due to the Indian securities market's smaller size, degree of liquidity and volatility, the prices which the Fund may realize upon sale of securities may not be equal to the value presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends up to May 31, 1997. Subsequent to that date, the Indian Government has withdrawn the withholding tax on dividends. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%. A portion of Foreign Withholding Tax Reclaim Receivable at June 30, 1999 relates to taxes that will be refunded to the Fund upon the filing of the Fund's Indian tax return for the fiscal year ended March 31, 2000.

     In Mauritius, the Fund is liable for income tax under the current Mauritian legislation at the rate of 0%. However, the Fund may, in any year, elect to pay tax on its net investment income at any rate between 0% and 35%. As of the date of these financial statements, no provision for Mauritius taxes is considered necessary as a result of net investment losses incurred by the Fund.

     The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritian tax laws and in the tax treaty between India and Mauritius.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6.   FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES:  The Fund

     may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is re-corded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Net Assets. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses, gains on certain securities of corporations designated as "passive foreign investment companies" and the timing of the recognition of losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.10% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

Multiconsult, Ltd., whose registered office is in Mauritius, provides sub-administrative services to the Fund, including maintaining certain Fund records and preparing certain periodic filings, under an agreement whereby Multiconsult is paid a fee of $22,000 per annum.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the six months ended June 30, 1999, the Fund made purchases and sales totaling $72,276,000 and $90,034,000 respectively, of investment securities other than long-term U.S. Government securities and short- term investments. There were no purchases and sales of long-term U.S. Government securities. At June 30, 1999, the U.S. Federal income tax cost basis of securities was $314,867,000, and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $99,746,000, of which $155,974,000 related to appreciated securities and $56,228,000 related to depreciated securities.

At December 31, 1998, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $176,096,000 available to offset future capital gains of which $19,397,000 will expire on December 31, 2003, $31,596,000 will expire on December 31, 2004, $45,881,000 will expire on December 31, 2005 and $79,222,000 will expire on December 31, 2006. To the extent that capital gains are offset, such gains will not be distributed to shareholders.

F. For the six months ended June 30, 1999, the Fund incurred $76,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

G. A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions. At June 30, 1999, the Fund owned an aggregate of approximately $1,978,000 in securities which were either out for transfer in the name of the Fund, were under objection for transfer in the name of the Fund, or were due from companies and/or brokers for various capital changes. Such securities are valued in accordance with the Fund's security valuation policy as described in Note A-1, but may not be saleable at the value shown in the Statement of Net Assets. The Fund has no intention of selling such securities until they are transferred in the name of the Fund.

Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at June 30, 1999 totaled $51,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the six months ended June 30, 1999, the Fund repurchased 1,543,000 shares of its Common Stock at an average price per share of $8.33 and an average discount of 26.16% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

                        J. SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of the Stockholders of the Morgan Stanley India Investment Fund, Inc. was held on June 22, 1999. The following is a summary of each proposal presented and the total number of shares voted:

                                                                               VOTES IN         VOTES       AUTHORITY       VOTES
PROPOSAL:                                                                      FAVOR OF        AGAINST      WITHHELD      ABSTAINED
---------                                                                    ------------      -------      ---------     ---------
1.  To elect the following Directors:  Barton M. Biggs..................      17,561,336           --       2,644,079          --
                                       John A Levin.....................      17,561,285           --       2,644,130          --

2.  To ratify the selection of PricewaterhouseCoopers LLP as independent
    accountants of the Fund.............................................      20,088,814        94,465            --        22,136

3.  To approve an amendment to the Fund's Articles of Incorporation to change the name of the Fund to Morgan Stanley Dean Witter India
    Investment Fund, Inc. ..............................................      17,605,748     2,548,314            --        51,353

YEAR 2000 DISCLOSURE (UNAUDITED):

The investment advisory services provided to the Fund by the Adviser depend on the smooth operation of its computer systems. Many computer and software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser has been actively working on necessary changes to its own computer systems to deal with the year 2000 problem and expects that its systems will be adapted before that date. There can be no assurance, however, that the Adviser will be successful. In addition, other unaffiliated service providers may be faced with similar problems. The Adviser is monitoring their remedial efforts, but, there can be no assurance that they and the services they provide will not be adversely affected.

In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

   Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                      Morgan Stanley Dean Witter India Investment Fund, Inc. American Stock Transfer & Trust Company
                      Dividend Reinvestment and Cash Purchase Plan
                      40 Wall Street
                      New York, NY 10005
                      1-800-278-4353



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